UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 10, 2009
FUEL TECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33059	20-5657551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Fuel Tech, Inc.
27601 Bella Vista Parkway
Warrenville, IL 60555-1617
630-845-4500
(Address and telephone number of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
A. On December 10, 2009 the Compensation and Nominating Committee (the “Committee”) of the Board of Directors of Fuel Tech, Inc. (the “Registrant” or “Fuel Tech”) adopted Fuel Tech’s 2010 Executive Officer Incentive Plan (the “EOIP”), including establishing the financial performance threshold for payout and the percentage of the incentive pool to be paid out to participants in the EOIP for 2010.
B. Participation in the EOIP is limited to Fuel Tech’s Chief Executive Officer, Chief Financial Officer, and Executive Vice President of Marketing and Sales. The Committee, in its business discretion, may subjectively decide to designate additional full-time senior management employees to be Participants in the EOIP after consideration of the recommendations of Fuel Tech’s Chief Executive Officer. John F. Norris Jr. is the Registrant’s Chief Executive Officer; John P. Graham is the Registrant’s Chief Financial Officer, and Robert E. Puissant is the Registrant’s Executive Vice President of Marketing and Sales.
C. EOIP payouts are based on Fuel Tech’s performance for three financial metrics — EBIT (as that term is defined in the EOIP), Revenues and APC Backlog. An “Incentive Pool” may or may not be created dependent on Fuel Tech’s financial performance pertaining to all or some of those metrics during the fiscal year. If the Incentive Pool is created, each Participant is then awarded that Participant’s designated portion of the Incentive Pool on or about March 15 in the year following the fiscal year earned. The methodology for calculating EOIP payouts to Participants is more fully described below. Amounts shall be paid no later than the 15th day of the third month following the end of the Participant’s first taxable year in which the right to the payment is no longer subject to a substantial risk of forfeiture.
A percentage of EBIT is set aside in an Incentive Pool with respect to each fiscal year to provide for bonus payments under this EOIP based on performance in the following three categories: (i) EBIT, (ii) Revenue and (iii) APC backlog. Under the EOIP, “EBIT” refers generally to earnings before interest expense, income taxes, profit sharing plan contributions, sales commissions and incentive pay; “Revenue” refers to Fuel Tech’s net sales; and “APC Backlog” refers generally to revenue to which Fuel Tech has a legally binding, contractual right, and which is associated with its APC product line, and that has not yet been recognized in the Company’s profit and loss statement. The percentage of EBIT that is set aside based on Fuel Tech’s actual level attained in each of these three categories shall be determined by the Committee after consideration of the recommendations of Fuel Tech’s Chief Executive Officer.
No amounts are payable under the EOIP for any fiscal year unless Fuel Tech has achieved the established minimum threshold of EBIT for such fiscal year. Accordingly, if Fuel Tech’s financial performance for the fiscal year falls below the established minimum threshold of EBIT, there is no payout under the EOIP of any kind, regardless of the annual Revenue or year-end APC Backlog amounts achieved.
Once Fuel Tech’s minimum threshold of EBIT is met, the percentage of EBIT set aside in the Incentive Pool rises pro rata incrementally based on actual Company performance for the EBIT, Revenues, and Backlog financial metrics subject to an overall Incentive Pool funding percentage upper limit cap, all as shown in the chart below. The payout formula for a Participant is also shown in the chart below.

Executive Officer Incentive Plan Mechanics

	Minimums		Increment
	(in thousands of dollars)	Funding %	Value	Incremental %	% Cap
EBIT, as defined	$2,000	1.0%	$500	0.188%	3.25%
Revenue	$75,000	0.5%	$2,500	0.125%	1.50%
Backlog	$30,000	0.5%	$2,500	0.125%	1.50%

		2.0%			6.25%
Executive Officer Plan Incentive Summary

Title	Percentage of Pool
Chief Executive Officer	50.0%
Chief Financial Officer	25.0%
EVP, Marketing & Sales	25.0%

100.0%
D. The actual amounts of fiscal 2010 cash bonuses earned, if any, for the Participants in the EOIP will be reported in the Registrant’s proxy statement for its 2011 Annual Meeting of Shareholders.
E. On December 10, 2009, the Committee approved the Registrant’s Senior Vice President Sales—FUEL CHEM® Sales Commission Plan (the “FUEL CHEM Officer Commission Plan”). The FUEL CHEM Officer Commission Plan provides for sales commission payments to be made to the Registrant’s Senior Vice President, Fuel Chem Sales based upon the sale of products and services relating to the Registrant’s FUEL CHEM line of business. Under the FUEL CHEM Officer Commission Plan, Fuel Tech will pay to such officer a commission equal to a specified percentage of all commission payments made by Fuel Tech under the 2010 FUEL CHEM employee sales commission plan. Stephen P. Brady is the Registrant’s Senior Vice President, Fuel Chem Sales.
An amount equal to one-third of all commission otherwise payable to the officer under the FUEL CHEM Officer Commission Plan (“FUEL CHEM Contingent Commission”) is withheld and only paid if predetermined performance annual targets are met. The predetermined performance target is based upon net revenues recognized from FUEL CHEM sales in the applicable fiscal year in the United States, Puerto Rico, Jamaica and Canada. Notwithstanding the foregoing, all or a portion of the FUEL CHEM Contingent Commission may be paid, if (i) approved in writing at the sole discretion of the Registrant’s Chief Executive Officer, and (ii) the annual FUEL CHEM revenue budget has been substantially, but not fully, achieved. The FUEL CHEM Contingent Commission is payable on or before March 31st of the following year in which the FUEL CHEM Contingent Commission is earned.
F. On December 10, 2009, the Committee approved the Registrant’s Senior Vice President Sales—APC Sales Commission Plan (the “Officer Commission Plan”). The APC Officer Commission Plan provides for sales commission payments to be made to the Registrant’s Senior Vice President, Air Pollution Control Sales based upon the sale of products and services relating to the Registrant’s air pollution control line of business. Under the APC Officer Commission Plan, Fuel Tech will pay to such officer a commission equal to a specified percentage of all commission payments made by Fuel Tech under the 2010 APC employee sales commission plan. William E. Cummings, Jr. is the Registrant’s Senior Vice President, APC Sales.
     An amount equal to one-third of all commission otherwise payable to the officer under the APC Officer Commission Plan (“APC Contingent Commission”) is withheld and only paid if predetermined performance annual targets are met. The predetermined performance target is based upon Fuel Tech’s annual APC budget for new sales bookings for such year in the United States and Canada. Notwithstanding the foregoing, all or a portion of the APC Contingent Commission may be paid, if (i) approved in writing at the sole discretion of the Registrant’s Chief Executive Officer, and (ii) the annual APC new order budget has been substantially, but not fully, achieved. The APC Contingent Commission is payable on or before March 31st of the following year in which the APC Contingent Commission is earned.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuel Tech, Inc. (Registrant)
Date: December 17, 2009	By:	/s/ John P. Graham
John P. Graham
Chief Financial Officer, Sr. Vice President and Treasurer